As filed with the Securities and Exchange Commission on March 7, 2022
Registration No. 333-257022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Valaris Limited*
(Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation or organization)	1381 (Primary Standard Industrial Classification Code Number)	98-1589854 (I.R.S. Employer Identification Number)
Clarendon House, 2 Church Street
Hamilton, Bermuda, HM 11
44(0) 20 7659 4660
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Darin Gibbins
Interim Chief Financial Officer and
Vice President, Investor Relations and Treasurer
Clarendon House, 2 Church Street
Hamilton, Bermuda, HM 11
(713) 789-1400
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copy to:
Tull R. Florey
Gibson, Dunn & Crutcher LLP
811 Main, Suite 3000
Houston, Texas 77002
(346) 718-6600
Approximate date of commencement of proposed sale to the public: Not applicable
If any of the securities being registered on this Form are being offered as a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.   ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.   ☐
This post-effective amendment will become effective in accordance with the provisions of Section 8(c) of the Securities Act.

TABLE OF ADDITIONAL REGISTRANTS
Exact Name of Additional Registrants	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Alpha Achiever Company	Cayman Islands	98-0697800
Alpha Admiral Company	Cayman Islands	98-1078685
Alpha Archer Company	Cayman Islands	98-1116938
Alpha Aurora Company	Cayman Islands	98-0609312
Alpha Offshore Drilling Services Company	Cayman Islands	98-0206235
Alpha Orca Company	Cayman Islands	98-0697605
Alpha South Pacific Holding Company	Cayman Islands	98-0697615
Atlantic Maritime Services LLC	Delaware (USA)	74-1660668
Atwood Australian Waters Drilling Pty Limited	Australia	98-0667953
Atwood Oceanics Australia Pty Limited	Australia	98-0406992
Atwood Oceanics Pacific Limited	Cayman Islands	98-0662881
Atwood Offshore Drilling Limited	Hong Kong	98-0505288
Atwood Offshore Worldwide Limited	Cayman Islands	98-0697618
ENSCO (Barbados) Limited	Cayman Islands	83-0445907
Ensco (Myanmar) Limited	Myanmar	98-1187784
ENSCO Arabia Co. Ltd.	Saudi Arabia	—
ENSCO Asia Company LLC	Texas (USA)	75-1460971
ENSCO Asia Pacific Pte. Limited	Singapore	26-0068995
Ensco Associates Company	Cayman Islands	—
ENSCO Australia Pty. Limited	Australia	98-0377537
ENSCO Capital Limited	Cayman Islands / United Kingdom	98-0665084
ENSCO Corporate Resources LLC	Delaware (USA)	27-1504174
Ensco Deepwater Drilling Limited	England and Wales (UK)	98-1111430
ENSCO Deepwater USA II LLC	Delaware (USA)	27-0680769
ENSCO Development Limited	Cayman Islands	98-0681992
Ensco do Brasil Petróleo e Gás Ltda.	Brazil	52-2345836
Ensco Drilling I Ltd.	Cayman Islands	98-1409751
ENSCO Drilling Mexico LLC	Delaware (USA)	26-0546938
Ensco Endeavors Limited	Cayman Islands / United Kingdom	98-0702631
ENSCO Global GmbH	Switzerland	98-0644486
Ensco Global II Ltd.	Cayman Islands	98-1320722
ENSCO Global Investments LP	England and Wales (UK)	98-0659772
Ensco Global IV Ltd	British Virgin Islands	52-2345837
ENSCO Global Limited	Cayman Islands / United Kingdom	98-0637827
ENSCO Global Resources Limited	England and Wales (UK)	98-0644763
Ensco Holdco Limited	England and Wales (UK)	98-0633043
ENSCO Holding Company	Delaware (USA)	75-2246991
Ensco Holdings I Ltd.	Cayman Islands	98-1389722
Ensco Incorporated	Texas (USA)	76-0285260
Ensco Intercontinental GmbH	Switzerland	98-0704367
ENSCO International Incorporated	Delaware (USA)	76-0232579
Ensco International Ltd.	British Virgin Islands / United Kingdom	76-0356128
ENSCO Investments LLC	Nevada (USA) / United Kingdom	98-0644509
Ensco Jersey Finance Limited	Jersey / United Kingdom	98-1338299
ENSCO Limited	Cayman Islands	98-0369086
Ensco Management Corp.	British Virgin Islands	52-2346020
ENSCO Maritime Limited	Bermuda	98-0393929
Ensco Mexico Services S.de R.L.	Mexico	98-1464039
Ensco Ocean 2 Company	Cayman Islands	—
ENSCO Oceanics Company LLC	Delaware (USA)	74-2080353
ENSCO Oceanics International Company	Cayman Islands	98-0369079
ENSCO Offshore LLC	Delaware (USA)	75-2349491
ENSCO Offshore International Company	Cayman Islands	98-0507424
ENSCO Offshore International Holdings Limited	Cayman Islands / United Kingdom	98-0655357
ENSCO Offshore International Inc.	Marshall Islands	98-0383744
Ensco Offshore International LLC	Delaware (USA)	—
Ensco Offshore Petróleo e Gás Ltda.	Brazil	98-0634349
ENSCO Offshore U.K. Limited	England and Wales (UK)	98-0369084
ENSCO Overseas Limited	Cayman Islands	98-0659769
ENSCO Services Limited	England and Wales (UK)	98-0394243
Ensco Transcontinental II LP	England and Wales (UK)	98-1062854

Exact Name of Additional Registrants	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Ensco Transnational I Limited	Cayman Islands	98-1012691
Ensco Transnational III Limited	Cayman Islands	—
ENSCO U.K. Limited	England and Wales (UK)	98-0393928
Ensco UK Drilling Limited	England and Wales (UK)	4417421838
Ensco Universal Holdings I Ltd.	Cayman Islands / United Kingdom	98-1305972
Ensco Universal Holdings II Ltd.	Cayman Islands / United Kingdom	98-1306192
ENSCO Universal Limited	England and Wales (UK)	98-0646354
Ensco Vistas Limited	Cayman Islands	98-1012692
Ensco Worldwide GmbH	Switzerland	98-0644481
EnscoRowan Ghana Drilling Limited	Ghana	C0028653696
Great White Shark Limited	Gibraltar	98-1146294
Green Turtle Limited	Gibraltar	98-1146297
International Technical Services LLC	Delaware (USA)	26-0811622
Manatee Limited	Malta	98-1247999
Manta Ray Limited	Malta	98-1292056
Marine Blue Limited	Gibraltar	98-1345823
Offshore Drilling Services LLC	Delaware (USA)	83-1345584.
Pacific Offshore Labor Company	Cayman Islands	98-0636666
Petroleum International Pte. Ltd.	Singapore	72-1552787
Pride Global II Ltd.	British Virgin Islands	30-0349437
Pride International LLC	Delaware (USA)	76-0069030
Pride International Management Co. LP	Texas (USA)	76-0555708
Ralph Coffman Cayman Limited	Cayman Islands	98-0579548
Ralph Coffman Limited	Gibraltar	98-1146288
Ralph Coffman Luxembourg S.à r.l.	Luxembourg	98-1142600
RCI International, Inc.	Cayman Islands	98-1022856
RD International Services Pte. Ltd.	Singapore	98-1093939
RDC Arabia Drilling, Inc.	Cayman Islands	76-0152727
RDC Holdings Luxembourg S.à r.l.	Luxembourg	98-1039699
RDC Malta Limited	Malta	98-1042279
RDC Offshore Luxembourg S.à r.l.	Luxembourg	98-1014303
RDC Offshore Malta Limited	Malta	98-1042283
RoCal Cayman Limited	Cayman Islands	98-1022865
Rowan 240C#3, Inc.	Cayman Islands	98-0579550
Rowan Companies Limited	England and Wales (UK)	98-1023315
Rowan Companies, LLC	Delaware (USA)	75-0759420
Rowan Drilling (Gibraltar) Limited	Gibraltar	98-0664560
Rowan Drilling (Trinidad) Limited	Cayman Islands	98-0579545
Rowan Drilling (U.K.) Limited	Scotland (UK)	74-1916586
Rowan Drilling Services Limited	Gibraltar	98-0686267
Rowan Financial Holdings S.à r.l.	Luxembourg	98-1339954
Rowan International Rig Holdings S.à r.l.	Luxembourg	98-1339962
Rowan Marine Services LLC	Texas (USA)	76-0373171
Rowan N-Class (Gibraltar) Limited	Gibraltar	98-1042236
Rowan No. 1 Limited	England and Wales (UK)	98-1054191
Rowan No. 2 Limited	England and Wales (UK)	98-1054196
Rowan Norway Limited	Gibraltar	80-0647857
Rowan Offshore (Gibraltar) Limited	Gibraltar	98-1042256
Rowan Offshore Luxembourg S.à r.l.	Luxembourg	98-1014307
Rowan Rigs S.à r.l.	Luxembourg	98-1391082
Rowan S. de R.L. de C.V.	Mexico	ROW0904157T4
Rowan Services LLC	Delaware (USA)	27-1054617
Rowan US Holdings (Gibraltar) Limited	Gibraltar	98-1042281
Rowandrill, LLC	Texas (USA)	74-1724642
Valaris Holdco 1 Limited	Bermuda	98-1589863
Valaris Holdco 2 Limited	Bermuda	98-1589869

*
Each additional registrant is a wholly-owned direct or indirect subsidiary of Valaris Limited. The address, including zip code, and telephone number, including area code, of each additional registrant’s principal executive offices is Clarendon House, 2 Church Street, Hamilton, Bermuda, HM 11, telephone (713) 789-1400. The primary standard industrial classification code number of each of the additional registrants is 1381. The name, address, including zip code, and telephone number, including area code, of the agent for service for each of the additional registrants is Darin Gibbins, Valaris Limited, Clarendon House, 2 Church Street, Hamilton, Bermuda, HM 11, telephone (713) 789-1400.

EXPLANATORY NOTE
TERMINATION OF REGISTRATION STATEMENT
This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-1 (Registration No. 333-257022) filed by Valaris Limited (the “Company”) and the additional registrants named therein with the Securities and Exchange Commission (the “SEC”) on June 11, 2021 (as amended, the “Registration Statement”) and declared effective by the SEC on July 19, 2021, registering (i) 17,880,853 of the Company’s common shares, par value $0.01 per share (the “Common Shares”), and (ii) $560,758,443 aggregate principal amount of the Company’s Senior Secured First Lien Notes due 2028 (the “Notes”), in each case, for resale by the selling securityholders named therein. The Company is filing this Post-Effective Amendment No. 1 to the Registration Statement to terminate the offering and remove from registration the 13,995,992 Common Shares and $423,060,443 aggregate principal amount of Notes (collectively, the “Unsold Securities”) that have not been sold pursuant to the prospectus contained in the Registration Statement.
In accordance with an undertaking in the Registration Statement to remove from registration by means of a post-effective amendment any of the securities which had been registered but remain unsold at the termination of the offering, the Company hereby removes from registration the Unsold Securities which have been registered for resale under the Registration Statement but remain unsold. The Registration Statement is hereby amended to reflect the termination of the offering and the removal from registration of the Unsold Securities.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda on March 7, 2022.
Valaris Limited
By:
/s/ Darin Gibbins

Darin Gibbins
Interim Chief Financial Officer and Vice President,
Investor Relations and Treasurer
Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Alpha Achiever Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer, and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Alpha Admiral Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Alpha Archer Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Alpha Aurora Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Alpha Offshore Drilling Services Company
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Alpha Orca Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
Atlantic Maritime Services LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Secretary

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Alpha South Pacific Holding Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on March 7, 2022.
Atwood Australian Waters Drilling Pty Ltd
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

 SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on March 7, 2022.
Atwood Oceanics Australia Pty. Limited
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Atwood Oceanics Pacific Limited
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hong Kong, on March 7, 2022.
Atwood Offshore Drilling Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Atwood Offshore Worldwide Limited
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO (Barbados) Limited
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Kyauktada Township, Yangon, Republic of Myanmar, on March 7, 2022.
Ensco (Myanmar) Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
General Manager and Treasurer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Riyadh, Saudi Arabia, on March 7, 2022.
ENSCO Arabia Co. Ltd.
By:
/s/ Edward B. Cozier II

Name:
Edward B. Cozier II

Title:
General Manager

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on March 7, 2022.
ENSCO Asia Company LLC
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Manager

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Singapore on March 7, 2022.
ENSCO Asia Pacific Pte. Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Associates Company
By:
/s/ David A. Armour

Name:
David A. Armour

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on March 7, 2022.
ENSCO Australia Pty. Limited
By:
/s/ Kodjo Dogbe

Name:
Kodjo Dogbe

Title:
Director and Public Officer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Capital Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
ENSCO Corporate Resources LLC
By:
/s/ David A. Armoun

Name:
David A. Armour

Title:
Vice President

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
ENSCO Deepwater Drilling Limited
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
ENSCO Deepwater USA II LLC
By:
/s/ Ben Rose

Name:
Ben Rose

Title:
Vice President and Secretary

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Development Limited
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Rio de Janeiro, Brazil, on March 7, 2022.
Ensco do Brasil Petróleo e Gás Ltda.
By:
/s/ Vinicius Lemes

Name:
Vinicius Lemes

Title:
Managing Financial Officer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Drilling I Ltd
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
ENSCO Drilling Mexico LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Treasurer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Endeavors Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on March 7, 2022.
ENSCO Global GmbH
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Managing Officer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Global II Ltd.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
ENSCO Global Investments LP
By:
ENSCO Universal Limited, its general partner

By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on March 7, 2022.
Ensco Global IV Ltd.
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Global Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
ENSCO Global Resources Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
Ensco Holdco Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
ENSCO Holding Company
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President — Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Holdings I Ltd
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President, Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on March 7, 2022.
Ensco Incorporated
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President — Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on March 7, 2022.
Ensco Intercontinental GmbH
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Managing Officer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
ENSCO International Incorporated
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President — Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands on March 7, 2022.
Ensco International Ltd.
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
Vice President, Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Carson City, Nevada, on March 7, 2022.
ENSCO Investments LLC
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Manager

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Helier, Jersey, on March 7, 2022.
Ensco Jersey Finance Limited
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Limited
By:
/s/ Jacques-Henri Philippe Eychenne

Name:
Jacques-Henri Philippe Eychenne

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on March 7, 2022.
Ensco Management Corp.
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on March 7, 2022.
ENSCO Maritime Limited
By:
/s/ Stephen L. Mooney

Name:
Stephen L. Mooney

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Ciudad del Carmen, Mexico, on March 7, 2022.
Ensco Mexico Services S. de R.L.
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
President

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Ocean 2 Company
By:
/s/ Nicholas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
ENSCO Oceanics Company LLC
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Manager

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Oceanics International Company
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
ENSCO Offshore LLC
By:
/s/ Jason Morganelli

Name:
Jason Morganelli

Title:
President

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Offshore International Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Offshore International Holdings Limited
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
Vice President, Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Marshall Islands, on March 7, 2022.
ENSCO Offshore International Inc.
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
ENSCO Offshore International LLC
By:
/s/ Jason Morganelli

Name:
Jason Morganelli

Title:
President

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Rio de Janeiro, Brazil, on March 7, 2022.
Ensco Offshore Petróleo e Gás Ltda.
By:
/s/ Vinicius Lemes

Name:
Vinicius Lemes

Title:
Managing Financial Officer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
ENSCO Offshore U.K. Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
ENSCO Overseas Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Vice President, Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
ENSCO Services Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
Ensco Transcontinental II LP
By:
Ensco Transcontinental II LLC, its general partner

By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President, Secretary and Manager

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Transnational I Ltd.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Transnational III Ltd.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
ENSCO U.K. Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
Ensco UK Drilling Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Universal Holdings I Ltd.
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
Vice President — Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Universal Holdings II Ltd.
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
ENSCO Universal Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ensco Vistas Limited
By:
/s/ David A. Armour

Name:
David A. Armour

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on March 7, 2022.
Ensco Worldwide GmbH
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Managing Officer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Accra, Ghana, on March 7, 2022.
EnscoRowan Ghana Drilling Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Great White Shark Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Green Turtle Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
International Technical Services LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President — Treasurer

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on March 7, 2022.
Manatee Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Director

By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on March 7, 2022.
Manta Ray Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Director

By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Marine Blue Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
Offshore Drilling Services LLC
By:
/s/ Kristin Larsen

Name:
Kristin Larsen

Title:
Manager

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Pacific Offshore Labor Company
By:
/s/ Paula Hall

Name:
Paula Hall

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Singapore, on March 7, 2022.
Petroleum International Pte. Ltd.
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on March 7, 2022.
Pride Global II Ltd.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
Pride International LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
President

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on March 7, 2022.
Pride International Management Co. LP
By:
Ensco International Management GP LLC,
its general partner

By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Ralph Coffman Cayman Limited
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Ralph Coffman Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Duchy, Luxembourg, on March 7, 2022.
Ralph Coffman Luxembourg S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
RCI International, Inc.
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Singapore, on March 7, 2022.
RD International Services Pte. Ltd.
By:
/s/ Stephen Fordham

Name:
Stephen Fordham

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
RDC Arabia Drilling, Inc.
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on March 7, 2022.
RDC Holdings Luxembourg S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on March 7, 2022.
RDC Malta Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on March 7, 2022.
RDC Offshore Luxembourg S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on March 7, 2022.
RDC Offshore Malta Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
RoCal Cayman Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Vice President, Treasurer and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Rowan 240C#3, Inc.
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
Rowan Companies Limited
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
Rowan Companies, LLC
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
President

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Rowan Drilling (Gibraltar) Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on March 7, 2022.
Rowan Drilling (Trinidad) Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Vice President, Secretary and Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Aberdeen, Scotland, on March 7, 2022.
Rowan Drilling (U.K.) Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
President and Chairman of the Board

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Rowan Drilling Services Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Duchy, Luxembourg, on March 7, 2022.
Rowan Financial Holdings S.à r.l.
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on March 7, 2022.
Rowan International Rig Holdings S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on March 7, 2022.
Rowan Marine Services LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Secretary

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Rowan N-Class (Gibraltar) Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
Rowan No. 1 Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on March 7, 2022.
Rowan No. 2 Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Rowan Norway Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Rowan Offshore (Gibraltar) Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on March 7, 2022.
Rowan Offshore Luxembourg S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Manager A
By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on March 7, 2022.
Rowan Rigs S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Johannes Laurens de Zwart

Name:
Johannes Laurens de Zwart

Title:
Manager B

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Ciudad de Mexico, Mexico, on March 7, 2022.
Rowan S. de R.L. de C.V.
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Secretary

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on March 7, 2022.
Rowan Services LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Secretary

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Town Range, Gibraltar, on March 7, 2022.
Rowan US Holdings (Gibraltar) Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on March 7, 2022.
Rowandrill LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Secretary

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on March 7, 2022.
Valaris Holdco 1 Limited
By:
/s/ Darin Gibbins

Name:
Darin Gibbins

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on March 7, 2022.
Valaris Holdco 2 Limited
By:
/s/ Darin Gibbins

Name:
Darin Gibbins

Title:
Director

Pursuant to Rule 478 of the Securities Act of 1933, as amended, no other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement.